EXHIBIT 10.7

Warrant No. ______

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.

COMMON STOCK PURCHASE WARRANT

POTNETWORK HOLDINGS, INC.

(Incorporated under the laws of the State of Colorado)

This “Common Stock Purchase Warrant”, (“Warrant”), effective December 31, 2019, is issued to Distribution Wholesale, Inc., a Florida corporation, or its successors or assigns, (the “Investor”), in connection with its exchange of One Million, Six Hundred and Twenty-Six Thousand, Five Hundred and Eighty-Eight Dollars and Sixty-Four Cents ($1,626,588. 64) paid by the Investor on behalf of the Company to various third-party vendors, as acknowledged by the Company on its books and records, to purchase from PotNetwork Holdings, Inc. a Colorado corporation (the “Company”), its successors or assigns, a total of Seventy-Five Million, Three Hundred and Five Thousand and Thirty (75,305,030) shares of common stock of the Company (the “Common Stock”), at a price per share of $.0216, which Common Stock shall be fully paid and nonassessable securities of the Company, and in accordance to the other terms and conditions herein.

1. Exercisability. In accordance with federal and state securities laws and regulation, this Warrant may be exercised in whole or in part, at any time after the date of its issuance by the Company and up to any date which is five (5) years from the date hereof (the “Exercise Period”), or through December 31, 2024, by presentation and surrender hereof to the Company of a notice of election to purchase duly executed and accompanied by payment by check or wire transfer of the Exercise Price for such shares to the Company at the Company’s offices, or exercised in accordance with Section 6 (“Cashless Exercise”) below. Notwithstanding the above, the Investor may not exercise this Warrant if, at the time of such exercise, the amount of common stock issued upon exercise, when added to other shares of Company common stock owned by the Investor or which can be acquired by Investor upon exercise or conversion of any other instrument, would cause the Investor to own more than nine and ninety-nine-tenths percent (9.99%) of the Company’s outstanding common stock at the time of exercise, or if the Company becomes a Reporting Company (as defined as an issuer with a class of securities registered under Section 12 or subject to Section 15(d) of the Securities Exchange Act of 1934, as amended, the “Exchange Act”, which is subject to the periodic and current reporting requirements of Section 13 or 15(d) of the Securities Exchange Act and is thereinafter referred to as a SEC “Reporting Company”), four and ninety-nine-tenths percent (4.99%) of the Company’s outstanding common stock (the “Ownership Limitation”).

2. Manner of Exercise. In case of the purchase of less than all the Warrant Securities, at the request of the Investor the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new warrant of like tenor for the balance of the Warrant Securities. Upon the exercise of this Warrant, the issuance of certificates for securities, properties or rights underlying this Warrant shall be made forthwith without charge to the Investor including, without limitation, any tax that may be payable in respect of the issuance thereof; provided, however, that the Company shall not be required to pay any tax in respect of income or capital gain of the Investor.

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The Company shall cause the Warrant Securities to be delivered to the Investor within five (5) business days of any Exercise by the Investor (the “Issuance”), together with a Board of Directors resolution of the Company, and an attorney’s opinion letter, provided at the sole expense of the Company, addressed to the Company’s transfer agent, verifying the validity of the Issuance to the Investor.

If and to the extent this Warrant is exercised, in whole or in part, the Investor shall be entitled to receive a certificate or certificates representing the Warrant Securities so purchased, upon presentation and surrender to the Company of the form of election to purchase attached hereto duly executed, and accompanied by payment of the purchase price.

3. Adjustment in Number of Shares.

(a) Adjustment for Reclassifications. In case at any time or from time to time after the issue date the Investors of the Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible stockholder, shall have become entitled to receive, without payment therefore, other or additional stock or other securities or property (including cash) by way of stock split, spin-off or split-off, reclassification, combination of shares or similar corporate rearrangement (exclusive of any stock dividend of its or any subsidiary’s capital stock), then and in each such case the Investor holding this Warrant, whether or not said Warrant has been exercised as provided in Section 1, shall be entitled to receive the amount of stock and other securities and property which such Investor would hold on the date of such exercise if on the issue date he had been the Investor of record of the number of shares of Common Stock of the Company called for on the face of this Warrant and had thereafter, during the period from the issue date, to and including the date of such exercise, retained such shares and/or all other or additional stock and other securities and property receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period. In the event of any and all such adjustments, the Exercise Price shall remain perpetually fixed at $0.0216 per share of Common Stock.

(b) Adjustment for Reorganization, Consolidation, Merger. After the issue date in case of any reorganization of the Company (or any other company the stock or other securities of which are at the time receivable on the exercise of this Warrant), or in case, after such date, the Company (or any such other company) shall consolidate with or merge into another company or convey all or substantially all of its assets to another company, then in each such case at any time after the consummation of such reorganization, consolidation, merger or conveyance, the Investor holding this Warrant, whether or not said Warrant has been exercised as provided in Section 1, shall be entitled to receive its pro-rata allocation of any and all consideration received by the Company (in cash or securities) as the result of the reorganization, consolidation, merger or conveyance, in lieu of the stock or other securities or property to which such Investor would be entitled had the Investor exercised this Warrant immediately prior thereto, subject to any adjustment as provided herein; in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property of any successor of the Company as the result of any reorganization, consolidation or merger, receivable after consummation of any reorganization, consolidation of merger.

4. No Requirement to Exercise. Nothing contained in this Warrant shall be construed as requiring the Investor to exercise this Warrant prior to or in connection with the effectiveness of a registration statement.

5. Stockholder Rights. Unless and until this Warrant is exercised, this Warrant shall not entitle the Investor to any voting rights as a stockholder of the Company, or to any other rights whatsoever except the rights herein expressed, and any and all rights to receive dividends, in cash or capital stock of the Company, which shall be payable or accrue in respect of the quantity of Common Stock represented by this Warrant.

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6. Cashless Exercise. In lieu of delivering the Exercise Price in Cash, Investor, at his option, may instruct the Company to retain, in payment of the Exercise Price, a number of the shares of Common Stock (the “Payment Shares”) equal to the quotient of the aggregate Exercise Price of the Warrants then being exercised divided by the Market Price of such Payment Shares as of the date of exercise, and to deduct the number of Payment Shares from the shares of Common Stock to be delivered to such Investor. For purposes of this Warrant, Market Price shall mean the closing bid price of the Company’s common stock on the trading day immediately before the exercise date. Notwithstanding the above, this Section 6 shall only be applicable provided that the Company is trading on a recognized exchange on the date of exercise.

For purposes of Rule 144 and sub-section (d)(3)(ii) thereof, it is intended, understood and acknowledged that the Common Stock issued upon Exercise of this Warrant in a Cashless Exercise transaction shall be deemed to have been acquired at the time this Warrant was issued. Moreover, it is intended, understood and acknowledged that the holding period for the Common Stock issued upon Exercise of this Warrant in a Cashless Exercise transaction shall be deemed to have commenced on the date this Warrant was issued.

7. Exchange. This Warrant is exchangeable upon the surrender hereof by the Investor to the Company for a (a) new warrant of like tenor representing in the aggregate the right to purchase the number of Warrant Securities purchasable hereunder, each of such new warrants to represent the right to purchase such number of Warrant Securities as shall be designated by the Investor at the time of such surrender, or (b) at any time, in whole or in part, and at the sole option of the Investor holding this Warrant prior to any exercise as provided in Section 1, a quantity of shares of any class of preferred stock of the Company equivalent to the market value of this Warrant in whole or in part, as of the date of said exchange, or (c) at any time, in whole or in part, and at the sole option of the Investor holding this Warrant prior to any exercise as provided in Section 1, a convertible debt instrument equivalent to the market value of this Warrant in whole or in part, as of the date of said exchange which shall mature not earlier than one year from its date of issue, at an interest rate of the prime rate (rounded up to the next full percent) plus four percent (4%).

Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it and reimbursement to the company of all reasonable expenses incidental thereto, and upon surrender and cancellation hereof, if mutilated, the Company will make and deliver a new warrant of like tenor and amount, in lieu hereof.

8. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of securities upon the exercise of this Warrant, nor shall it be required to issue scrip or pay cash in lieu of fractional interests. All fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of securities, properties or rights receivable upon exercise of this Warrant.

9. Reservation of Securities. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock or other securities, solely for the purpose of issuance upon the exercise of this Warrant, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise hereof. The Company covenants and agrees that, upon exercise of this Warrant and payment of the Principal Value, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder.

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10. Notices to Investor. If at any time prior to the expiration of this Warrant or its exercise, any of the following events shall occur:

(a) The Company shall take a record of the Investors of any class of its securities for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

(b) The Company shall offer to all the Investors of a class of its securities any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option or warrant to subscribe therefor; or

(c) A dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed, then, in any one or more said events, the Company shall give written notice of such event to the Investor at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholder entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be.

11. Transferability. This Warrant may be transferred or assigned by the Investor without notice or approval by the Company.

12. Interchangeability. In addition to the exchange of this Warrant into shares of Common Stock of the Company, (a) this Warrant may be exchanged at the sole option of its original holder into shares of Series A Preferred Stock of the Company by applying said stock’s conversion formula in reverse whereby the common stock to be issued under the warrant, in whole or in part, may be converted to Series A Preferred Stock; or (b) this Warrant in whole or in part, may be exchanged into a convertible debt instrument to be issued by the Company equivalent to the face amount of this Warrant, in whole or in part, wherein the issuance date of said debt instrument shall tack back to the issuance date of the Warrant. The original warrant holder may exchange the Warrant at any time during its exercise period into either debt or equity.

13. Informational Requirements. The Company will transmit to t h e Investor such information, documents and reports as are generally distributed to stockholders of the Company concurrently with the distribution thereof to such stockholders.

14. Notice. Notices to be given to the Company or the Investor shall be deemed to have been sufficiently given if delivered personally or sent by overnight courier or messenger, or by facsimile transmission, to the last known address for each party.

15. Consent to Jurisdiction and Service. The Company consents to the jurisdiction of any court of the State of Florida or Colorado, and of any federal court located in Florida or Colorado, in any action or proceeding arising out of or in connection with this Warrant, wherein said court shall apply Colorado law. The Company waives personal service of any summons, complaint or other process in connection with any such action or proceeding and agrees that service thereof may be made, by certified mail directed to the Company at the location provided in Section 13 hereof, or, in the alternative, in any other form or manner permitted by law.

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16. Successors. All the covenants and provisions of this Warrant shall be binding upon and inure to the benefit of the Company, the Investor and their respective legal representatives, successors and assigns.

17.  Attorneys' Fees. In the event the Investor hereof shall refer this Warrant to an attorney to enforce the terms hereof, the Company agrees to pay all the costs and expenses incurred in attempting or effecting collection hereunder, including reasonable attorney's fees, whether or not suit is instituted.

18. Governing Law. THIS WARRANT SHALL BE GOVERNED, CONSTRUED AND INTERPRETED UNDER THE LAWS OF THE STATE OF COLORADO, WITHOUT GIVING EFFECT TO THE RULES GOVERNING CONFLICTS OF LAW.

IN WITNESS WHEREOF. the Company has caused this Warrant to be executed by the signature of its Officer whose name appears below and to be delivered in Miami, Florida on this 31st day of December, 2019.

POTNETWORK HOLDINGS, INC. A Colorado corporation

	By:	/s/ Gary Blum
Gary Blum, Chairman of the Board
Acknowledged:
Distribution Wholesale Inc.

By:   /s/ Kevin Hagen

Kevin Hagen, President

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NOTICE OF EXERCISE

TO: POTNETWORK HOLDINGS, INC.

(1) The undersigned hereby elects to purchase ____________ shares of the common stock of PotNetwork Holdings, Inc. a Colorado corporation, (the “Company”), pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any; or

The undersigned hereby elects to purchase ________ shares of the common stock of the Company pursuant to the terms of the cashless exercise provisions set forth in Section 6 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

(2) Please issue a certificate or certificates representing said shares of the Company’s common stock in the name of the undersigned or in such other name as is specified below:

(Name) ___________________________________________________

(Address) _________________________________________________

______________________                 ___________________________

(Date)                                                         (Signature)

(Print name) _______________________________________________

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